EXHIBIT 10.6
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                             STOCK PLEDGE AGREEMENT
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         THIS STOCK PLEDGE AGREEMENT (the  "Agreement") is made and entered into on June 7, 1997 by and between PHARMASYSTEMS COST CONTAINMENT CORP., a Florida corporation (the "Pledgor"), and ORLANDO LOPEZ-FERNANDEZ, JR., M.D. (the "Pledgee").

         WHEREAS, on even date herewith, the parties hereto executed a Stock Redemption Agreement (the "Stock Redemption Agreement"), attached as Exhibit "A" hereto;

         WHEREAS, in connection with the Stock Redemption Agreement, the Pledgor executed and delivered a Promissory Note (the "Note"), attached as Exhibit "B" hereto, in favor of the Pledgee in the initial principal amount of One Hundred Four Thousand Three Hundred Dollars and 00/100 ($104,300.00); and

         WHEREAS, the Pledgee conditioned its willingness to extend credit to the Pledgor, as evidenced by the Note, upon the Pledgor's execution and delivery to the Pledgee of this Agreement which shall secure the payment of the Pledgor's obligations under the Note.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. RECITALS. The above recitals are true and correct and are hereby incorporated by reference herein.

         2. EFFECTIVE DATE; DURATION. The term of this Agreement shall commence on the date first written above and shall continue in full force and effect for so long as any of the Secured Obligations (as defined herein) exist. As used herein, the term "Secured Obligations" means (a) all of the unpaid principal amount of the Note and (b) all of the accrued and unpaid interest on the Note, and (c) fees, or expenses incurred by Pledgee in the enforcement of the Stock Redemption Agreement, the Note, and/or this Agreement (collectively, the "Transaction Documents").

         3. GRANT OF SECURITY INTEREST. As collateral security for the payment of all Secured Obligations when such obligations are due and payable under the Note, the Pledgor hereby grants to the Pledgee a security interest (the "Security Interest") in all of the Pledgor's rights, title and interest in and to the Shares (as defined in the Stock Redemption Agreement). For purposes of this Agreement, the Shares and all property rights and interests described in this Section 3 and Sections 4, 5 and 6 hereof, and all proceeds of any of the foregoing, are collectively referred to herein as the "Collateral."

         4. DIVIDENDS AND OTHER DISTRIBUTIONS. Except as provided herein or in a Transaction Document, during the term of this Agreement and so long as no Event of Default (as defined in any of the Transaction Documents) ("Event of Default") has occurred, the Pledgee shall not be entitled to receive any cash dividends or other distributions payable with respect to the Collateral. Any stock dividends shall be delivered to Escrow Agent and treated in the manner provided in Section
6. Upon the occurrence of an Event of Default, the Pledgor shall pay all dividends and other distributions payable with respect to the Collateral directly to the Pledgee.

         5. VOTING RIGHTS. During the term of this Agreement and so long as no Event of Default has occurred, the Pledgee shall not have the right to exercise

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any voting rights pertaining to the Collateral.  Upon the occurrence of an Event of Default, the Pledgee shall be entitled, at the Pledgee's option and following written notice from the Pledgee to the Pledgor, to exercise all voting powers pertaining to the Collateral.

         6. ADJUSTMENTS; WARRANTS, OPTIONS AND OTHER RIGHTS. If, during the term of this Agreement, (a) any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Pledgor (including, without limitation, the issuance of additional shares of any class of stock of the Pledgor) or (b) any subscription warrants or any other rights or options are issued by the Pledgor in connection with the Collateral, then the Pledgee shall have an additional security interest in all new, substituted and additional shares and all other securities, subscription warrants, rights and options issued by the Pledgor by reason of any such change, exercise, grant or issuance, and all such shares, warrants, rights, options and other securities shall become part of the Collateral and shall be immediately assigned or otherwise transferred to the Escrow Agent (as defined in the Stock Redemption Agreement) be held pursuant to the terms of this Agreement.

         7. DEFAULT; REMEDIES. If the Pledgor defaults hereunder or under a Transaction Document, the Pledgee shall have all of the rights and remedies provided hereunder or under the Note and applicable law, including, without limitation, the Uniform Commercial Code as in effect in the State of Florida. From the proceeds of any sale of the Collateral, the Pledgee may retain all amounts due under the Note, including the costs and expenses of any such sale, and shall remit any balance of such proceeds to the Pledgor. If the proceeds of any sale are insufficient to cover the amounts due under the Note, including the costs and expenses of any such sale, the Pledgor shall remain liable to the Pledgee for any deficiency. Pledgee may, at its option, take possession of the Collateral upon notice to the Escrow Agent and Pledgor. In order to facilitate the implementation of this provision, the Company shall deliver to Escrow Agent, at Closing, signed stock powers transferring the Collateral to the Pledgee.

         8. PAYMENT. Simultaneous with each payment of amounts due the Pledgee under the Note, the Pledgee shall instruct the Escrow Agent to transfer a portion of the Collateral to the Pledgor, having an aggregate fair market value equal to the amount of such payment. For purposes of this Section 8, the Shares shall be deemed to have a fair market value equal to Three and 50/100 Dollars ($3.50) per Share.

         9. FURTHER ASSURANCES. The Pledgor acknowledges and agrees that it will cooperate with the Pledgee and will execute and deliver, or cause to be executed and delivered, such stock powers, instruments, and documents as may be reasonably requested by the Pledgee to transfer the Collateral and any rights with respect thereto into the Pledgee's name or the name of the Pledgee's nominee. Notwithstanding and without limiting the generality of the foregoing, the Pledgor shall execute and deliver to the Pledgee such financing statements and take such additional steps as the Pledgee may reasonably request to perfect the Pledgee's Security Interest under applicable law.

         10. NOTICES. Unless otherwise provided herein, all demands, notices, consents, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, addressed:

                                       2
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     If to the Pledgor:                 PharmaSystems Cost Containment Corp.
                                        7350 N.W. 7th Street, Suite #104
                                        Miami, Florida 33126
                                        Attention:  Jose L. Rodriguez, M.D.,
                                                    President

    If to the Pledgee:                  Orlando Lopez-Fernandez, Jr., M.D.
                                        2600 Douglas Road, Suite 501
                                        Coral Gables, FL 33134

Any such notice shall be effective when delivered.

         11. ENTIRE AGREEMENT; AMENDMENT. The Transaction Documents contain the entire agreement between the parties hereto with respect to the subject matters hereof and thereof and may not be amended, modified or waived except by a writing signed by the parties hereto.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its principles of conflicts of laws.

         13. SEVERABILITY. The provisions of this Agreement are severable. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and all such other provisions shall remain in full force and effect. In the event that any court of competent jurisdiction shall determine that any provision of this Agreement, or the application thereof, is unenforceable because of the duration or scope thereof, the parties hereto agree that said court in making such determination shall have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable, and that this Agreement in its reduced form shall be valid and enforceable to the full extent permitted by law.

         14. WAIVER. A waiver by any party of any of the terms and conditions hereof shall not be construed as a general waiver by such party.

         15. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute a single agreement.

         17. CAPTIONS. The captions of this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope or intent of this Agreement, or the intent of any provision hereof.

         18. ATTORNEY'S FEES. In any action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, including attorneys' fees for any appeal and costs incurred in bringing such action or proceeding, in addition to any other available remedy. Such party shall be deemed to have been successful if such action or claim is concluded pursuant to (a) a court order or final judgment which is not subject to appeal, (b) a settlement agreement or (c) a dismissal of the principal claims.
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         IN WITNESS  WHEREOF,  the parties  hereto have duly executed this Stock
Pledge Agreement as of the date first above written.

                                PHARMASYSTEMS COST CONTAINMENT CORP.

                                By: /s/ Jose L. Rodriguez
                                   --------------------------------
                                Name: Jose L. Rodriguez
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                                Its:  President
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                                    /s/Orlando Lopez-Fernandez, Jr., M.D.
                                    -------------------------------------
                                    ORLANDO LOPEZ-FERNANDEZ, JR., M.D.